                        RIGHT OF FIRST REFUSAL AGREEMENT

        RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") executed on this 19th day of November, 2003, and effective as of this 9th day of December, 2003, by and among Welsh-Square, Inc., a Pennsylvania corporation ("WSI"), Indenture of Trust of Bart Blatstein dated as of June 9, 1998, a Pennsylvania trust ("1998 Trust") and Irrevocable Indenture of Trust of Barton Blatstein dated July 13, 1999, a Pennsylvania trust ("1999 Trust"; and together with WSI and 1998 Trust, collectively, the "Owners") and Delaware 1851 Associates, L.P., a Pennsylvania Limited Partnership (the "Partnership").

                                   WITNESSETH

        WHEREAS, the Partnership is the owner of the property described in Exhibit A annexed hereto.

        WHEREAS, the Owners desire that the Partnership grant the First Refusal Option (as that term is hereinafter defined).

        WHEREAS, the Partnership is willing to grant to the Owners the First Refusal Option.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

        1. Subject to the terms of this Agreement, the Partnership agrees that if any time the Partnership shall receive a bona fide written offer (an "Offer") for the purchase of all or any portion of the Property which the Partnership proposes to accept, the Partnership shall, within five (5) days of the date of receipt of such Offer, give prompt written notice thereof to the Owners (the "First Refusal Notice"). The First Refusal Notice shall set forth the material terms and conditions of the Offer, including, the closing date, the sales price, the down payment, the timing of payment, any financing contingency, and any due diligence period, together with the permitted encumbrances which the proposed purchaser is required to accept. The Owners shall have the option (the "First Refusal Option") to purchase the Property strictly on the same terms and conditions set forth in the First Refusal Notice. Such First Refusal Option shall be exercisable by the Owner's (a "First Refusal Exercise Notice") delivered to the Partnership not later than the tenth (10th) Business Day (the "First Refusal Exercise Notice Date") following the date that such First Refusal Notice is received by the Owners. Time is of the essence with respect to the Owner's giving of the First Refusal Exercise Notice to the Partnership. The First Refusal Option shall be exercisable by the Owners in accordance with, and shall be subject to and governed by, the terms, covenants and conditions contained in this Paragraph 1. The closing of any sale to the Owners shall occur on the date (the "First Refusal Closing Date") that is the later to occur of (x) the closing date set forth in the First Refusal Notice and (y) thirty (30) days after the date of delivery by the Owners of the First Refusal Exercise Notice. If the Owners shall timely and properly give a First Refusal Exercise Notice to the Partnership, the parties shall proceed in good faith and with due diligence to enter into documentation necessary to consummate the sale of the Property which shall reflect the terms of the Offer set forth in such First Refusal Notice, together with other commercially reasonable terms. If the parties shall fail to enter into such documentation by the First Refusal Closing Date, the Owners' First Refusal Exercise Notice shall be deemed to be revoked.

        2. If the Owners fail to give a First Refusal Exercise Notice to the Partnership on or before the respective First Refusal Exercise Notice Date or the Owners shall elect not to accept the Offer set forth in the respective First Refusal Notice on or before such First Refusal Exercise Notice Date or the Owners' First Refusal Exercise Notice shall be deemed to be revoked (as contemplated by the last sentence of Paragraph 1), then the First Refusal Option shall be deemed revoked, null and void, and of no further force and effect, and the Partnership may thereafter proceed with the sale of the Property so long as the purchase price for such sale is at least ninety fie (95%) percent of the purchase price set forth in the First Refusal Notice; provided however, if the Partnership shall fail to close such transaction within ten (10) months after the respective First Refusal Exercise Notice Date, then the Owners' First Refusal Option shall continue to apply to any subsequent availability for sale of the Property.

        3. If the Owners shall timely and properly give a First Refusal Exercise Notice to the Partnership, and the parties shall timely enter into documentation necessary to consummate the sale of the Property, but the closing shall fail to occur due to a default by the Owners, then the First Refusal Option shall be deemed permanently revoked, null and void, and of no further force or effect.

        4.      This Agreement shall automatically terminate upon the earlier of
(i) the date which is ten (10) years from the date hereof, and (ii) the nullification of the First Refusal Option pursuant to Section 3. Notwithstanding such automatic termination, the Owners shall, upon the termination of this Agreement, execute and deliver a document, in form suitable for recording, terminating all of its right, title, and interest in and to the First Refusal Option, and, if the Owners fail to do so within twenty (20) days following the date of such termination, the Owners shall be deemed to have designated a power of attorney to the Partnership to execute such termination on the Owners behalf.

        5. Notices. Any notice required or permitted to be delivered herein shall be deemed to be delivered (a) when received by the addressee if delivered by courier service, (b) if mailed, two days after deposit in the United States Mail, postage prepaid, certified mail, return receipt requested, (c) if sent by recognized overnight service (such as US Express Mail, Federal Express, UPS, Airborne, etc.), then one day after delivery of same to an authorized representative or agency of the said overnight service or (d) if sent by a telecopier, when transmission is received by the addressee with electronic or telephonic confirmation, in each such case addressed or telecopied to the Owners or the Partnership, as the case may be, at the address or telecopy number set forth opposite the signature of such party hereto. Notifications are as follows:

TO OWNERS:                            c/o Tower Investments, Inc.
                                      One Reed Street
                                      Philadelphia, Pennsylvania 19147
                                      Attention: Mr. Bart Blatstein and Brian K.
                                      Friedman, Esq.

                                      Telecopier: (215) 755-8666

with a copy to:                       Mr. Robert C. Jacobs
                                      1700 Walnut Street, Suite 200
                                      Philadelphia, Pennsylvania 19103
                                      Telecopier: (215) 545-1559

TO THE PARTNERSHIP:                   c/o Cedar-Columbus LLC
                                      44 South Bayles Avenue
                                      Port Washington, New York 11050
                                      Attention: Leo S. Ullman
                                      Telecopier: (516) 767-6497

with a copy to:                       Stroock & Stroock & Lavan LLP
                                      180 Maiden Lane
                                      New York, New York 10038
                                      Attention: Mark A. Levy, Esq.
                                      Telecopier: (212) 806-6006

        6. Subordination. Notwithstanding anything to the contrary contained in this Agreement, both this Agreement and the Owners' right, title, and interest in and to the First Refusal Option are and shall hereafter be subject and subordinate to any mortgage now or hereafter encumbering the Property or any portion thereof. The Owners rights with the First Refusal Option shall not apply in connection with any foreclosure of the property or deed in lieu thereof.

        7. Days. Except where business days are expressly referred to, references in this Agreement to days are to calendar days, not business days. "Business Day" means any calendar day except a Saturday, Sunday or banking holiday.

        8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

        9. Partnership Agreement. Nothing contained herein shall be deemed to modify or amend the terms and conditions of that certain Amended and Restated Agreement of Limited Partnership of Delaware 1851 Associates, LP, of even date herewith, between Cedar-Columbus LLC, a Delaware limited liability company, CSC-Columbus LLC, a Delaware limited liability company, and Owners.

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                  WELSH-SQUARE, INC.

                                      By:  /s/  Bart Blatstein
                                           -------------------------------------
                                           Name:    Bart Blatstein
                                           Title:   President

                                  INDENTURE OF TRUST OF BART BLATSTEIN
                                  DATED AS OF JUNE 9, 1998

                                      By:  /s/  Jil Blatstein
                                           -------------------------------------
                                           Name:    Jil Blatstein
                                           Title:   Co-Trustee

                                      By:  /s/  Brian K. Friedman
                                           -------------------------------------
                                           Name:    Brian K. Friedman
                                           Title:   Co-Trustee

                                      By:  /s/  Joseph W. Seidle
                                           -------------------------------------
                                           Name:    Joseph W. Seidle
                                           Title:   Co-Trustee

                                  IRREVOCABLE INDENTURE OF TRUST OF
                                  BARTON BLATSTEIN DATED JULY 13, 1999

                                      By:  /s/  Brian K. Friedman
                                           -------------------------------------
                                           Name:    Brian K. Friedman
                                           Title:   Co-Trustee

                                      By:  /s/  Joseph W. Seidle
                                           -------------------------------------
                                           Name:    Joseph W. Seidle
                                           Title:   Co-Trustee

                                  DELAWARE 1851 ASSOCIATES, LP

                                  By:   CEDAR-COLUMBUS LLC
                                        its general partner

                                        By:   CEDAR SHOPPING CENTERS
                                              PARTNERSHIP, L.P.,
                                              its member

                                              By:  CEDAR SHOPPING CENTERS, INC.
                                                   its general partner

                                                    By:  /s/  Brenda J. Walker
                                                         ---------------------
                                                         Name:  Brenda J. Walker
                                                         Title: Vice President

COMMONWEALTH OF PENNSYLVANIA    )
                                )  ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003 before me, the undersigned Notary Public, personally appeared BART BLATSTEIN, who acknowledged himself to be the President of WELSH-SQUARE, INC., a Pennsylvania corporation, and that he, as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
           Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                )  ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003, before me, the undersigned Notary Public, personally appeared JIL BLATSTEIN known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
           Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                ) ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003, before me, the undersigned Notary Public, personally appeared BRIAN K. FRIEDMAN known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
           Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                )  ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003, before me, the undersigned Notary Public, personally appeared JOSEPH W. SEIDLE known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
           Notary Public

My commission expires:

STATE OF NEW YORK               )
                                )  ss:
COUNTY OF NASSAU                )

AND NOW, this 19th day of November, 2003, before me, the undersigned Notary Public, personally appeared BRENDA J. WALKER, who acknowledged herself to be the Vice President of the CEDAR SHOPPING CENTERS, INC., a Pennsylvania corporation, and that she, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by herself as Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
           Notary Public

My commission expires: